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                                                                   EXHIBIT 10.12

                                SECOND AMENDMENT
                                       TO
                                 ALLERGAN, INC.
                           SAVINGS AND INVESTMENT PLAN
                                 (RESTATED 2003)

The ALLERGAN, INC. SAVINGS AND INVESTMENT PLAN (the "Plan") is hereby amended as follows:

1. Effective January 1, 2004, new Section 5.6(j) shall be added to the Plan as follows:

                           (j) On June 29, 2002, Allergan spun-off AMO and distributed the stock of AMO (referred to in the Plan as "AMO Stock") to its shareholders. The following provisions of the Plan shall apply to AMO Stock as if the term "AMO Stock" was substituted for the term "Company Stock": Section 5.9 (Certain Offers for Company Stock); Section 5.10 (Voting of Company Stock); Section 5.11 (Securities Law Limitation); Section 5.16 (Appointment of Investment Manager); Section 6.4 (Valuation of Participants' Accounts); Section 6.5 (Valuation of Company Stock); Section 6.6 (Dividends, Splits, Recapitalizations, Etc.); Section 6.7 (Stock Rights, Warrants or Options);
                  Section 6.9 (Cash Dividends); Section 6.10 (Miscellaneous Allocation Rules); Section 9.1 (Appointment of Committee);
                  Section 9.2 (Appointment of Investment Subcommittee); Section
                  9.7 (Additional Powers of Committee); and Section 9.14 (Compensation of Committees and Plan Expenses), as applicable.

2. Effective January 1, 2004, Section 5.6(b) of the Plan is amended by adding new subsection (v) as follows:

                           (v) The AMO Stock Fund consisting exclusively of AMO Stock.

3. Section 2.17 of the Plan is amended by renumbering the paragraphs (d) and (e) as paragraphs (e) and (f) and adding the following paragraph
         (d):

                           (d)      Solely for purposes of determining
                  Retirement Contributions under Section 5.4, Compensation shall include compensation paid by Oculex Pharmaceuticals, Inc. to an Eligible Employee prior to Oculex Pharmaceuticals, Inc. becoming an Affiliated Company but only to the extent provided in paragraphs (a), (b), and (c) above and only to the extent of compensation paid by Oculex Pharmaceuticals, Inc. in 2003.

4.       Section 2.18(g) of the Plan is amended as follows:

                           (g) In accordance with paragraph (f) above, an Eligible Employee shall receive Credited Service for any period of employment with Allergan Medical Optics - Lenoir facility or Oculex Pharmaceuticals, Inc. prior to each becoming an Affiliated Company but only to the extent provided in paragraph (e) above. Notwithstanding anything therein to the contrary and for purposes of this

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                  Plan only, the Employment Commencement Date for an Eligible
                  Employee under paragraph (b) shall mean the date the Employee was first credited with an Hour of Service with Allergan Medical Optics - Lenoir facility or Oculex Pharmaceuticals, Inc., including any date prior to Allergan Medical Optics - Lenoir facility or Oculex Pharmaceuticals, Inc. becoming an Affiliated Company.

5.       Section 8.6(c) of the Plan is amended as follows:

                           (c) Minimum Required Distributions during Participant's Lifetime. Notwithstanding anything to the contrary in the Plan, effective January 1, 2003, unless the entire vested portion of a Participant's Accounts is distributed in a single sum on or before the Required Beginning Date, distributions shall be made in accordance with this paragraph (c) as of the first Distribution Calendar Year and the entire vested portion of a Participant's Accounts shall be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date as set forth below:

                                    (i)      Amount of Minimum Required
                           Distribution for each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that shall be distributed for each Distribution Calendar Year is the lesser of:

                                             (A)      the quotient obtained by
                                    dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Regulation
                                    Section 1.401(a)(9)-9, using the
                                    Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                                             (B)      if the Participant's sole
                                    Designated Beneficiary for the Distribution
                                    Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Regulation Section 1.401(a)(9)-9, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

                                    (ii)     Lifetime Minimum Required
                           Distributions continue through Year of Participant's Death. Minimum required distributions shall be determined under this paragraph (c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

                                    (iii)    Minimum Required Distributions for
                           the 2002 Distribution Calendar Year. Notwithstanding the foregoing, with respect to distributions made for the 2002 Distribution Calendar Year, the Plan will apply the minimum distribution requirements of Code
                           Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were

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                           proposed on January 17, 2001, notwithstanding any
                           provision of the Plan to the contrary.

                                    (iv)     Treasury Regulations Incorporated
                           by Reference. All distributions required under this paragraph shall be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

6.       Section 8.6(d) of the Plan is amended as follows:

                           (d) Minimum Required Distributions following Participant's Death. Notwithstanding anything to the contrary in the Plan, effective January 1, 2003, if a Participant dies before the entire vested portion of his or her Accounts is distributed, the following rules shall apply:

                                    (i)      Required Distribution Dates. If a
                           Participant dies before the entire vested portion of his or her Accounts is distributed, distributions shall be made, or begin to be made, no later than as follows:

                                             (A)      If the Participant's
                                    surviving spouse is the Participant's sole
                                    Designated Beneficiary, then, except as
                                    provided in subparagraph (iv) below,
                                    distributions to the surviving spouse shall begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

                                             (B)      If the Participant's
                                    surviving spouse is not the Participant's sole Designated Beneficiary, then, except as provided in subparagraph (iv) below, distributions to the Designated Beneficiary shall begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                                             (C)      If there is no Designated
                                    Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                                             (D)      If the Participant's
                                    surviving spouse is the Participant's sole
                                    Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this subparagraph (i), other than clause
                                    (A), shall apply as if the surviving spouse were the Participant.

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                                    For purposes of this subparagraph (i) and
                           subparagraphs (ii) and (iii) below, unless clause (D) above applies, distributions are considered to begin on the Participant's Required Beginning Date. If clause (D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under clause (A).

                                    (ii)     Forms of Distribution if
                           Participant Dies On or After Distributions Begin. Unless the entire vested portion of a Participant's Accounts is distributed in a single sum on or before the dates set forth in subparagraph (i) above, the entire vested portion of a Participant's Accounts shall be distributed, or begin to be distributed, as set forth below:

                                             (A)      Participant Survived by
                                    Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's Designated Beneficiary, determined as follows:

                                                      (1)      The Participant's
                                             remaining life expectancy is
                                             calculated using the age of the
                                             Participant in the year of death,
                                             reduced by one for each subsequent
                                             year.

                                                      (2)      If the
                                             Participant's surviving spouse is
                                             the Participant's sole Designated
                                             Beneficiary, the remaining life
                                             expectancy of the surviving spouse
                                             is calculated for each Distribution
                                             Calendar Year after the year of the
                                             Participant's death using the
                                             surviving spouse's age as of the
                                             spouse's birthday in that year. For
                                             Distribution Calendar Years after
                                             the year of the surviving spouse's
                                             death, the remaining life
                                             expectancy of the surviving spouse
                                             is calculated using the age of the
                                             surviving spouse as of the spouse's
                                             birthday in the calendar year of
                                             the spouse's death, reduced by one
                                             for each subsequent calendar year.

                                                      (3)      If the
                                             Participant's surviving spouse is
                                             not the Participant's sole
                                             Designated Beneficiary, the
                                             Designated Beneficiary's remaining
                                             life expectancy is calculated
                                             using the age of the beneficiary in
                                             the year following the year of the
                                             Participant's death, reduced by one
                                             for each subsequent year.

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                                             (B)      No Designated Beneficiary.
                                    If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                                    (iii)    Forms of Distribution if
                           Participant Dies Before Distributions Begin. Unless the entire vested portion of a Participant's Accounts is distributed in a single sum on or before the dates set forth in subparagraph (i) above, the entire vested portion of a Participant's Accounts shall be distributed, or begin to be distributed, as set forth below:

                                             (A)      Participant Survived by
                                    Designated Beneficiary. Except as provided in subparagraph (iv) below, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that shall be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining life expectancy of the Participant's Designated Beneficiary, determined as provided in subparagraph (ii)(A) above.

                                             (B)      No Designated Beneficiary.
                                    If the Participant dies before the date
                                    distributions begin and there is no
                                    Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                                             (C)      Death of Surviving Spouse
                                    Before Distributions to Surviving Spouse Are
                                    Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under subparagraph (i)(A) above, this subparagraph (iii) shall apply as if the surviving spouse were the Participant.

                                    (iv)     Election to Apply 5-Year Rule to
                           Distributions to Designated Beneficiaries. If the Participant dies before the entire vested portion of his or her Accounts is distributed and there is a Designated

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                           Beneficiary, distribution to the Designated
                           Beneficiary is not required to begin by the date specified in subparagraph (i) if the Participant or Designated Beneficiary elects that the entire vested portion of the Participant's Accounts be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, an election under this subparagraph shall apply as if the surviving spouse were the Participant. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under subparagraph (i), or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor Designated Beneficiary makes an election under this subparagraph, distributions shall be made in accordance with subparagraphs (i) and (iii).

                                    (v)      Election to Allow Designated
                           Beneficiary Receiving Distributions under 5-Year Rule to Elect Life Expectancy Distributions. A Designated Beneficiary who is receiving payments under the 5-year rule described in subparagraph (iv) above, may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

                                    (vi)     Minimum Required Distributions for
                           the 2002 Distribution Calendar Year. Notwithstanding the foregoing, with respect to distributions made for the 2002 Distribution Calendar Year, the Plan shall apply the minimum distribution requirements of Code
                           Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary.

                                    (vii)    Treasury Regulations Incorporated
                           by Reference. All distributions required under this paragraph shall be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

7.       Section 8.6(e) of the Plan is amended as follows:

                           (e)      Definitions for Minimum Required
                  Distribution Rules. For purposes of paragraphs (c) and (d) above, the following definitions shall apply:

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                                    (i)      "Account Balance" shall mean the
                           account balance of a Participant's Account as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to a Participant's Accounts as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account Balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

                                    (ii)     "Designated Beneficiary" shall mean
                           the individual who is designated as the Beneficiary under Section 8.4 and is the Designated Beneficiary under Code Section 401(a)(9) and Regulation Section 1.401(a)(9)-1, Q&A-4.

                                    (iii)    "Distribution Calendar Year" shall
                           mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under paragraphs
                           (c) and (d). The minimum required distribution for the Participant's first Distribution Calendar Year shall be made on or before the Participant's Required Beginning Date. The minimum required distribution for other Distribution Calendar Years, including the minimum required distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, shall be made on or before December 31 of that Distribution Calendar Year.

                                    (iv)     "Life expectancy" shall mean as
                           computed by use of the Single Life Table in Regulation Section 1.401(a)(9)-9.

                                    (v)      "Required Beginning Date" shall
                           mean the April 1 of the calendar year immediately following the later of the calendar year in which the Participant attains age 70-1/2 or incurs a Severance; provided, however, if such Participant is a Five Percent Owner (as defined in Code Section 416(i) and applicable regulations) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the Required Beginning Date shall be April 1 of the calendar year immediately following the year in which such Participant attains age 70-1/2.

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         IN WITNESS WHEREOF, Allergan, Inc. hereby executes this Second
Amendment to the Allergan, Inc. Savings and Investment Plan on this 22nd day of December, 2003.

ALLERGAN, INC.

BY:  /s/ Douglas S. Ingram
    -------------------------------------
    Douglas S. Ingram
    Executive Vice President, General Counsel and Secretary

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